EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer of Taurus
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Entertainment Companies, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act
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of 2002 and Section 1350 of 18 U.S.C. 63.
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I,  Alfred  Oglesby,  the Chief Executive Officer and Chief Financial Officer of
Taurus Entertainment Companies, Inc., hereby certify that Taurus Entertainment Companies, Inc.'s periodic report on Form 10-QSB for the period ending December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of the operations of Taurus Entertainment Companies, Inc.


                              TAURUS ENTERTAINMENT COMPANIES, INC.


Date:     May   26 , 2004               By:  /s/  Alfred Oglesby
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                                        Alfred Oglesby
                                        Chief  Executive  Officer  and
                                        Chief  Financial  Officer


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